UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549

                                  SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant [x]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY
RULE 14A-6(E)(2))
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[x] Soliciting Material Pursuant to Rule 14a-12

                              HERCULES INCORPORATED
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                (Name of Registrant as Specified In Its Charter)

                                       N/A
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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[x] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


      1)   Title of each class of securities to which transaction applies:
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      2)   Aggregate number of securities to which transaction applies:
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      3)   Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
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      4)   Proposed maximum aggregate value of transaction:
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

      5)   Total fee paid:
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[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)   Amount Previously Paid:
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      2)   Form, Schedule or Registration Statement No.:
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      3)   Filing Party:
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      4)   Date Filed:
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


        INFORMATION CONCERNING PERSONS WHO MAY BE DEEMED PARTICIPANTS IN
              THE SOLICITATION OF PROXIES BY HERCULES INCORPORATED
                   IN CONNECTION WITH THE 2003 ANNUAL MEETING

      The following table sets forth the name, principal business address and the present principal occupation or employment, and the name, principal business and address of any corporation or other organization in which their employment is carried on, of the directors, officers and employees of the Company who, under SEC rules, may be deemed "participants" in the Company's solicitation of proxies from its shareholders in connection with the 2003 Annual Meeting.

DIRECTORS

      The principal occupations of the Company's directors who may be deemed participants in the Company's solicitation are set forth in Part III of the Company's annual report on Form10-K for the fiscal year ended December 31, 2002, as amended (the "Form 10-K"). The name and business addresses of the organizations of employment of the Company's directors are as follows:


    NAME                    ADDRESS
    ----                    -------
    William H. Joyce             *

    Richard Fairbanks       Center for Strategic & International Studies
                            Suite 400
                            1800 K Street, N.W.
                            Washington, DC  20006-2202

    Alan R. Hirsig               *

    Edith E. Holiday             *

    John C. Hunter, III     Solutia, Inc.
                            P.O. Box 66760
                            St. Louis, MO  63166-6760

    Robert D. Kennedy       19 Lore's Plaza
                            New Milford, CT  06776

    Jeffrey M. Lipton       NOVA Chemicals
                            1550 Coraopolis Heights Rd
                            Moon, PA  15108

    Peter McCausland        Airgas, Inc.
                            PO Box 6675
                            Radnor, PA  19087-8675

    Joe B. Wyatt            Vanderbilt University
                            2525 West End Avenue, Suite 1430
                            Nashville, TN  37203

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* c/o Hercules Incorporated, 1313 N. Market Street, Wilmington, DE 19894-0001.

OFFICERS AND EMPLOYEES

      The principal occupations of the Company's executive officers, other officers and employees who may be deemed "participants" in the Company's solicitation of proxies are set forth below. Unless otherwise indicated, the principal occupation refers to such person's position with the Company, and the business address is Hercules Incorporated, Hercules Plaza, 1313 North Market Street, Wilmington, DE 19894-0001.


    NAME                   PRINCIPAL OCCUPATION
    ----                   --------------------
    William H. Joyce       Chairman and CEO

    Fred G. Aanonsen       Vice President and Controller

    Edward V. Carrington   Vice President, Human Resources

    Richard G. Dahlen      Chief Legal Officer

    Robert C. Flexon       Vice President, Work Processes and Corporate
                           Resources and Development

    Israel J. Floyd        Corporate Secretary and General Counsel

    Stuart C. Shears       Vice President and Treasurer

    Brian L. Pahl          Vice President, Hercules Incorporated and
                           President, Pulp and Paper Division

    John Riley             Director, Public Affairs

    Craig A. Rogerson      Vice President, Global Procurement and President,
                           FiberVisions and Pinova

    Allen A. Spizzo        Vice President, Corporate Affairs, Strategic
                           Planning & Corporate Development

    John Televantos        Vice President, Hercules Incorporated and President,
                           Aqualon Division


INFORMATION REGARDING OWNERSHIP OF THE COMPANY'S SECURITIES BY
PARTICIPANTS

      None of the persons listed above under "Directors" and "Officers and Employees" owns any of the Company's securities of record but not beneficially. The number of shares of common stock of the Company held by directors and the named executive officers as of April 30, 2003, is set forth in the "Beneficial Ownership of Common Stock" section of the Form 10-K. The number of shares of common stock of the Company held by the other officers and employees listed above under "Officers and Employees" as of April 30, 2003 is set forth below. (The information includes shares that may be acquired by the exercise of stock options within 60 days of such date.)


    NAME                   SHARE OWNERSHIP*
    ----                   ----------------
    Edward V. Carrington   76,840

    Israel J. Floyd        228,465

    Brian L. Pahl          162,704

    John Riley             11,290

    Stuart C. Shears       114,086

    Allen A. Spizzo        105,606

    John Y. Televantos     106,396


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*   Includes shares, as of April 30, 2003, in the Savings and Investments Plans
    as follows: E. V. Carrington, 1,202; I. J. Floyd, 2,546; B. L. Pahl, 4,251;
    S. C. Shears, 2,318; A. A. Spizzo, 2,331; and J. Y. Televantos, 789. Includes shares, as of the same date, with restrictions and forfeiture risks as specified under the Long-Term Incentive Compensation Plan: E.V. Carrington, 41,438; I. J. Floyd, 48,000; B. L. Pahl, 69,598; J. Riley,
    2,795; S. C. Shears, 37,231; A. A. Spizzo, 45,626; and J. Y. Televantos, 51,607.

INFORMATION REGARDING TRANSACTIONS IN THE COMPANY'S SECURITIES BY
PARTICIPANTS

      The following table sets forth purchases and sales during the past two years of shares of common stock of the Company by the persons listed above under "Directors" and "Officers and Employees." Unless otherwise indicated, all transactions were in the public market and none of the purchase price or market value of those shares is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities. To the extent that any part of the purchase price or market value of any of those shares is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities, the amount of the indebtedness as of the latest practicable date is set forth below. If those funds were borrowed or obtained otherwise than pursuant to a margin account or bank loan in the regular course of business of a bank, broker or dealer, a description of the transaction and the parties is set forth below.

                                NUMBER OF
                                SHARES OF
                               COMMON STOCK
                                PURCHASED
NAME                 DATE        OR SOLD         NOTE
----                 ----        -------         ----

DIRECTORS
---------
W. H. Joyce        2/21/2002     24,509            1
                   2/21/2003    131,821            1

R. Fairbanks       2/15/2001      3,457            2
                    2/5/2002      5,514            2
                  12/13/2002        978            3
                   2/18/2003      4,889            2

A. R. Hirsig      12/13/2002        978            3


E. E. Holiday     12/13/2002        978            3

R. D. Kennedy     10/29/2001      1,100            5
                   8/13/2002        750            4
                   8/13/2002      1,500            4
                  12/13/2002        978            3

J. M. Lipton       8/23/2001      1,100            5
                    2/5/2002      6,039            2
                   2/14/2002        750            4
                   2/14/2002      1,500            4
                  12/13/2002        978            3
                    1/1/2003      1,313            6
                   2/18/2003      4,889            2

P. McCausland      2/15/2001      3,542            2
                    2/5/2002      5,908            2
                  12/13/2002        978            3
                    1/1/2003      1,707            6
                   2/18/2003      5,033            2

J. B. Wyatt        8/23/2001      1,100            5
                    2/5/2002      2,100            2
                   2/21/2002        750            4
                   2/21/2002      1,500            4
                  12/13/2002        978            3
                   2/18/2003      2,660            2

OFFICERS
--------

F. G. Aanonsen     2/21/2002      1,881            1
                   2/21/2003     17,009            1
                   4/24/2003     26,000            1

E. V. Carrington   2/21/2002      4,555            1
                   2/21/2003     14,883            1
                   4/24/2003     22,000            1

R. G. Dahlen       2/21/2002      3,713            1
                   2/21/2003     15,450            1
                   4/24/2003     35,000            1

R. C. Flexon       2/21/2002      4,971            1
                   2/21/2003     18,456            1
                   4/24/2003     26,000            1


I. J. Floyd        2/15/2001        196            8
                   4/26/2001      4,500            7
                    4/2/2002        948            8
                    4/2/2002        249            8
                   4/24/2003     10,000            1

B. L. Pahl         2/15/2001        104            8
                   2/21/2002      4,554            1
                    4/2/2002         69            8
                   2/21/2003     27,044            1
                   4/24/2003     38,000            1

J. Riley           2/21/2002        555            1
                   2/21/2003      2,240            1

C. A. Rogerson     2/21/2002      6,956            1
                   2/21/2003     20,794            1
                   4/24/2003     38,000            1

S. C. Shears       2/15/2001        190            8
                   2/21/2002      2,970            1
                   2/21/2003     10,261            1
                   4/24/2003     20,000            1

A. A. Spizzo       2/15/2001         93            8
                   2/21/2002      5,169            1
                    4/2/2002        263            8
                   2/21/2003     14,457            1
                   4/24/2003     26,000            1

J. Y. Televantos   2/21/2003     13,607            1
                   4/24/2003     38,000            1

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(1)   Acquisition of restricted shares pursuant to the Company's Long Term
      Incentive Compensation Plan.
(2) Acquisition of restricted shares pursuant to the Company's Non-Employee Director Stock Accumulation Plan (the "NEDSAP").
(3) Acquisition of restricted stock units pursuant to December 12, 2002 Board resolutions.
(4) Acquisition of shares pursuant to the Non-Employee Director Stock Bonus Program.
(5)   Acquisition of Retirement Restricted Stock Units pursuant to NEDSAP.
(6)   Forfeiture of shares pursuant to NEDSAP.
(7)   Stock option exercise.
(8) Surrender of shares to pay withholding tax on restricted shares whose restrictions lapsed.

MISCELLANEOUS INFORMATION CONCERNING PARTICIPANTS

      Except as described herein or in the Form 10-K, to the best of the Company's knowledge, no person listed above under "Directors" and "Officers and Employees" or any of his or her "associates" beneficially owns (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, as amended), directly or indirectly, any shares or other securities of Hercules or any of its subsidiaries. Furthermore, except as described herein or in the Form 10-K, to the best of the Company's knowledge, no such person or any of his or her affiliates or associates is either a party to any transaction or series of similar transactions since December 31, 2001, or any currently proposed transaction or series of similar transactions, (i) to which the Company or any of its subsidiaries was or is to be a party, (ii) in which the amount involved exceeds $60,000, and (iii) in which such person, affiliate or associate had or will have, a direct or indirect material interest.

      To the best of the Company's knowledge, except as described herein or in the Form 10-K, no person listed above under "Directors" and "Officers and Employees" or any of his or her associates has entered into any arrangement or understanding with any person with respect to (i) any future employment with the Company or its affiliates, or (ii) any future transactions to which the Company or any of its affiliates will or may be a party. Except as described herein or in the Form 10-K, to the best of the Company's knowledge, there are no contracts, arrangements or understandings by any of the persons listed under "Directors" and "Officers and Employees" within the past year with any person with respect to any of the Company's securities, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies. Except as described herein or in the Form 10-K, to the best of the Company'sknowledge, no persons listed under "Directors" and "Officers and Employees" has any substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon at the 2003 Annual Meeting of Hercules shareholders (and no other person who is a party to an arrangement or understanding pursuant to which a nominee for election as director is proposed to be elected, has any such interest).

                              * * * *

Hercules plans to file a proxy statement with the Securities and Exchange Commission in connection with its 2003 annual meeting of shareholders. WE URGE INVESTORS TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT HERCULES WILL FILE WITH THE SEC BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Security holders will be able to obtain a free copy of the proxy statement and other related documents filed by Hercules at the SEC's website at www.sec.gov. When available, Hercules' proxy statement and other related documents may also be obtained from Hercules free of charge by contacting Helen Calhoun, Hercules Incorporated, Hercules Plaza, 1313 North Market Street, Wilmington, DE 19894-0001, Tel (302) 594-5129.